UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

9/30

Date of reporting period: 9/30/13

Item 1.  Reports to Stockholders.

Navigator FUNDS

Annual Report
September 30, 2013

Navigator Equity Hedged Fund

Share Class	Ticker	Cusip
A share	NAVAX	66537X803
I share	NAVIX	66537X878
C share	NAVCX	66537X886

Advised by: Clark Capital Management Group

Navigator Duration Neutral Bond Fund

Share Class	Ticker	Cusip
A share	NDNAX	66538B875
I share	NDNIX	66538B859
C share	NDNCX	66538B867

Advised by: Clark Capital Management Group

Sub Advised by: Main Point Advisors, Inc.

1-877-766-2264 • www.navigatorfund.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Navigator Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

One Liberty Place | 53rd Floor | 1650 Market Street | Philadelphia, PA 19103 | 800.766.2264 | www.navigatorfund.com

Navigator® Equity Hedged Fund

K. Sean Clark, CFA  —  Chief Investment Officer

Executive Summary

U.S. Equities: All of the major U.S. indices hit new highs in September and posted solid gains for the quarter.

International Equities: Economic stabilization in Europe and the rest of the world led to a positive third quarter. The MSCI EAFE index and MSCI Emerging Markets both outperformed the S&P 500, reversing a long-term trend of U.S. outperformance.

News Driven Market

During the third quarter the market and economic environment was driven largely by news flow. The news provided the market with plenty of reasons for stocks to sell-off such as the Fed’s mixed messages on the taper, the likelihood of another U.S. entanglement in the Middle East, and stagnating earnings growth. However, by the end of the quarter, what were largely believed to be negative influences turned out to be positive catalysts and helped propel the market higher, with all of the major U.S. indices hitting new highs in September. In a surprise move the Federal Reserve postponed the taper, immediate conflict in Syria was avoided, and investors appear to be focusing on faster earnings growth and an improved economic environment. As a result, the popular averages more than made up for a weak August and posted solid gains for the quarter.

Stocks outperformed bonds for the quarter and year-to-date, and international stocks posted good relative strength compared to the U.S. for the quarter. For much of the year, it looked like 2013 was going to be a continuation of the past three years with the U.S. markets again outperforming their foreign counterparts. For example, over the past three years the S&P 500 advanced 57.1%, the MSCI EAFE index is up 30.15%, and the MSCI Emerging Market index has actually lost 1.0%. Up until July, U.S. stocks were again handily outperforming equity markets around the world and the emerging markets reached their lowest level in terms of underperformance versus the S&P 500 since the financial crisis. However, over the last few months international markets have been on the rebound as economic conditions in Europe and the rest of the world have stabilized and started to rebound. For the quarter the S&P 500 gained 5.3%, the MSCI EAFE index gained 11.7%, and the MSCI Emerging Markets index returned 5.8%. Only time will tell if the one quarter of international outperformance is the beginning of a lasting trend, but we have seen some positive developments. As a result, we have begun increasing the international exposure in our globally allocated portfolios. These positive developments include the transition of European economies from recession to growth, the rebounding of emerging market currencies from sharp weakness around taper talk, subsiding of emerging stock market volatility, and underperformance of defensive sectors which shows investors’ risk appetite is on the rise.

The most surprising event of the quarter was not the reversal of fortune of the international markets but the unexpected decision by the Federal Reserve not to begin tapering their bond purchases. After Fed Chairman Bernanke’s taper talk in May, the most widely anticipated Fed action in recent memory was the commencement of tapering, until it didn’t happen. The consensus expectations in the marketplace called for a $15 billion per month taper but the Fed wound up leaving the asset purchase schedule unchanged at $85 billion per month. The statement accompanying the decision was very dovish and said: “in determining how long to maintain a highly accommodative stance of monetary policy, the Committee will also consider other information, including additional measures of labor market conditions, indicators of inflation pressures and inflation expectations, and readings on financial developments. When the Committee decides to begin to remove policy accommodation, it will take a balanced approach consistent with its longer-run goals of maximum employment and inflation of 2 percent.” The message from the Federal Reserve was both a surprise to the markets and contradictory. Under Bernanke’s tenure the Fed has made clear that the central bank’s primary monetary policy tool is forward guidance. However, in choosing not to taper the asset purchase program despite previous indications of an eventual reduction, the Fed raised questions about the credibility of forward guidance. The Fed cited their concern about future economic growth, in particular concern over the housing market, and they reduced their growth expectations for the second half of 2013 and the full year 2014. Weighing on the Fed’s decision also had to have been the dysfunction in Washington regarding the then looming budget and debt showdown and the elevation of Janet Yellen, who has now been nominated by President Obama as the front-runner to replace Bernanke as the next Fed Chairman. Yellen is more dovish than Bernanke and it is assumed she will continue the current bond buying policies long into next year. In a news conference following the FOMC decision on September 18th, Chairman Bernanke foreshadowed the political turmoil:  “A government shutdown, and perhaps even more so a failure to raise the debt limit, could have very serious consequences for the financial markets and for the economy.  The Federal Reserve’s policy is to do whatever we can to keep the economy on course.”

Despite the angst they cause, a government shutdown has never been a disaster to the stock market or the economy. During the prior seven shutdowns from 1984 to present, the average loss in the S&P 500 was only 0.2%, the maximum loss was only 2.4%, and 10 days after the end of the shutdown the index rebounded 2.1%. Two weeks into the recent shutdown and the S&P 500 was up 1.3% and the maximum loss it suffered was 1.6%. This time has gone according to historical precedent. It hasn’t been a disaster and has been more of a buying opportunity than anything else.

Q3 2013 Portfolio Analysis

The Navigator Equity Hedged Fund institutional shares posted a gain of 5.58% in the third quarter versus a gain of 8.18% for the MSCI World Index and a 1.99% gain for the HFRX Equity Hedged Index.  Fiscal year-to-date through September 30th the Navigator Equity Hedged Fund institutional shares have gained 7.19%.  The MSCI World and HFRX Equity Hedged Index have gained 20.21% and 8.13% respectively.

Key Contributors and Detractors

U.S. Style

 Top Contributors

iShares Russell 2000 Growth

 Top Detractors

SPDR S&P 500 ETF

In our opinion, U.S. equities have been the best spot to be globally for any equity investor. While we saw the S&P 500 endure a large correction in August, for U.S. equities the decline has been relatively small and uniform. There was very little difference between large, mid, and small cap stocks’ performance during the decline. We cannot help but regard this development as intermediate-term bullish, as normally Small Caps underperform before and during a market decline. We have seen very little evidence of Small Cap weakness so far, and thus the style allocation of the portfolio emphasizes Small and Mid Cap U.S. equities exclusively. The portfolio’s latest trades increased our exposure to growth stocks (currently Mid and Small Cap Growth), which are heavily weighted in technology, and reduced our position in Small Cap Value (IWN).

U.S. Sector

 Top Contributors

iShares NASDAQ Biotechnology

First Trust Dow Jones Internet ETF

 Top Detractors

PowerShares Dynamic Food & Beverage

S&P Regional Banking SPDR

The sector allocation of the portfolio continues to be positioned to participate in the ongoing bull market, with significant overweights to the Technology and Consumer Discretionary sectors. Consumer Discretionary has been the market’s strongest sector since the November 2012 market low and has had remarkable performance going all the way back to the March 2009 low. Its relative strength has rarely even faltered. In recent weeks we have pared back financials, which saw their relative strength peak in July, and added to Technology. We have included the NASDAQ 100 (QQQ) in the portfolio and have also added to Software (IGV) and Internet (FDN). While markets experienced an intermediate-term peak in August, we believe that the longer-term direction for markets remains up through the end of the year. Thus we maintain a fully invested portfolio, with only 10% cash. The portfolio also has been benefiting from what it has not owned – namely, the struggling Utilities, Energy, and Materials sectors. Energy and Materials have been persistently weak — however, in the past few months their relative strength has perked up and we may allocate to these sectors upon further relative gains. Their relative strength appears to have bottomed.

International (Developed, Emerging & Frontier)

Top Contributors

iShares MSCI France

iShares MSCI Germany

Top Detractors

iShares MSCI Malaysia

iShares MSCI Japan

The international allocation of the portfolio continues to heavily overweight Europe as a result of its relative strength and now only allocates to China among Emerging Markets. France (EWQ), Germany (EWG), and the Netherlands (EWN) have been portfolio holdings for a number of months now, as their relative strength has slowly and steadily risen. With the market’s correction apparently over for the short term, we have seen Emerging Markets perhaps make a relative strength bottom short-term. Still, only China has had enough strength to get into the top of our rankings, and thus we sold Switzerland (EWL) and Austria (EWO) to add China (GXC). Other recent portfolio additions included Sweden (EWD), Spain (EWP), and EAFE Small Cap (SCZ), all developed nations ETFs. The EAFE Small Cap ETF (SCZ) has been very strong in particular, and to our eye it has the best looking chart.

Hedge/Volatility Strategy

Clark Capital’s Investment Committee has maintained a modestly bullish outlook on the markets throughout the summer despite the turbulence that we have seen recently. As a result, the portfolio has maintained a moderate hedged position.  During the June correction, we increased our allocation to the S&P 500 Dynamic VIX ETN (XVZ), which has the ability to short volatility within its portfolio and thus reduce hedging costs. We continue to maintain that low cost hedge as the core of our defensive strategy, and we also own a position in the 2x inverse S&P 500 ETF (SDS). In the aftermath of the stalemate on the debt limit and the government shutdown brinksmanship makes it important to remain flexible and responsive with respect to the hedge.

Outlook

If history is any guide, the strong performance so far this year should continue over the next several months. The S&P 500 enters the fourth quarter of 2013 with a year-to-date gain of 19.8%. Since 1927, the S&P 500 has averaged a gain of 2.51% in the fourth quarter of the year with gains 71.8% of the time. In years in which the S&P 500 was up more than 10% entering the fourth quarter, the index has averaged a gain of 3.27% in the fourth quarter with positive returns 78.1% of the time. In all other fourth quarters, the index has averaged a gain of 2.04%, so there is a positive bias to the fourth quarter in years similar to 2013.

With the taper on hold and Janet Yellen nominated to be the next Fed Chairman, several headwinds have been removed from the market. The market now needs to navigate the turbulent waters from the hurricane that has been the dysfunction in Washington. It’s possible we could see another strong quarter given the positive economic momentum and strengthening conditions overseas. However, looking forward to 2014, historical cycles suggest that there may be several headwinds early in the year. First, the market has tended to test new Fed chairpersons with an average drawdown of -16% over the first six months of a new Fed Chairman’s tenure. In addition, with the S&P 500 trading at 16x earnings, the market is at best fully valued, and at worst a bit overvalued. Finally, next year is a mid-term election year and those have tended to experience a correction early in the year before rebounding very strongly in the second half. We will discuss more of these trends as we enter 2014.

2722-NLD-11/2/2013

Navigator Duration Neutral Bond Fund

Jonathan A. Fiebach – Chief Investment Officer

The Navigator Duration Neutral Bond Fund launched on September 23, 2013.  The Fund’s assets were $7,002,323 on 9/30/2013.  The Fund held 3 bond positions, comprising 30 percent of its assets, to end the month.  The Fund sold short US Treasury bond and note futures to hedge the interest rate risk on the portfolio.

The Fund is continuing to grow and invest to meets it goals during the 4th quarter of the calendar year.    2013 has seen continuous outflows in the traditional mutual fund sector, causing weakness and a general lack of demand.  Offsetting the weaker demand, municipal bond issuance remains light this year, and with a few noteworthy exceptions, credits on the both State and City level continue to improve and rebound from the great recession.  The noteworthy exceptions to the credit strengthening, Puerto Rico and Detroit, have made for great media headlines even though both have been struggling and troubled for many years.

Outlook:

Municipal Bonds should provide opportunity yet will remain generally cheap when compared to US Treasury bonds and notes, as the Federal Reserve continues open market purchases of Treasury debt, while avoiding the municipal bond space.  The Fund will seek to invest in high quality areas of the municipal bond market and hedge interest rate risk in the US Treasury bond and note markets.

2771-NLD-11/6/2013

Navigator Equity Hedged Fund

PERFORMANCE OF A $10,000 INVESTMENT (Unaudited)

Since Inception through September 30, 2013*

Annualized Total Returns as of September 30, 2013
	Year Ended	Since Inception*
Navigator Equity Hedged Fund:	9/30/13
Class A Class A with load	6.83% 0.99%	(1.37)% (3.37)%
Class C Class I	6.07% 7.19%	(2.11)% (1.08)%
MSCI World Index HFRX Equity Hedge Index	20.21% 8.13%	9.62% (3.52)%

________________

 *Fund commenced operations on December 28, 2010.

The “MSCI World Index” is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 24 developed market country indices. Investors cannot invest directly in an index or benchmark.

The HFRX Equity Hedge Index is designed to be representative of equity hedge strategies which maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. The referenced index is shown for general market comparisons and is not meant to represent the Fund. Investors cannot invest in an index; unmanaged index returns do not reflect any fees, expenses or sales charges.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Total returns would have been lower had the Advisor not waived its fees and reimbursed a portion of the Fund’s expenses.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.  For performance information current to the most recent month-end, please call 1-877-766-2264.

PORTFOLIO COMPOSITION**

**Based on Portfolio Market Value as of September 30, 2013

Exchange Traded Funds	81.6%	Mid-Cap Fund	9.1%
Sector Funds	24.9%	Inverse Fund	2.9%
Country Funds	24.6%	Exchange Traded Notes	8.1%
Small-Cap Funds	20.1%	Volatility Note	8.1%
		Short-Term Investments	10.3%
			100.0%

Navigator Duration Neutral Bond Fund

PERFORMANCE OF A $10,000 INVESTMENT (Unaudited)

Since Inception through September 30, 2013*

Total Returns as of September 30, 2013
Since Inception*
Navigator Duration Neutral Bond Fund:
Class A Class A with load	0.00% (3.75)%
Class C Class I	0.00% 0.00%
Barclays Municipal Bond Index	0.29%

________________

 *Fund commenced operations on September 23, 2013.

Barclays Municipal Bond Index: Includes most investment-grade tax-exempt bonds that are issued by state and local governments.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Total returns would have been lower had the Advisor not waived its fees and reimbursed a portion of the Fund’s expenses.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.  For performance information current to the most recent month-end, please call 1-877-766-2264.

PORTFOLIO COMPOSITION**

**Based on Portfolio Market Value as of September 30, 2013.

Municipal Bonds	23.7%
Short-Term Investments	76.3%
100.0%

Navigator Equity Hedged Fund
PORTFOLIO OF INVESTMENTS
September 30, 2013
Shares		Value

	EXCHANGE TRADED FUNDS - 81.9%
	COUNTRY FUNDS - 24.7%
159,947	iShares MSCI France ETF	$ 4,299,375
147,977	iShares MSCI Germany ETF	4,115,240
263,827	iShares MSCI Japan ETF	3,142,180
162,036	iShares MSCI Netherlands ETF	3,856,457
51,482	iShares MSCI Spain Capped ETF	1,789,000
78,013	iShares MSCI Sweden ETF	2,668,825
45,859	SPDR S&P China ETF	3,394,942
		23,266,019
	INVERSE FUND - 2.9%
74,961	ProShares UltraShort S&P500 *	2,739,075

	MID-CAP FUND - 9.1%
109,981	iShares Russell Mid-Cap Growth ETF	8,600,514

	SECTOR FUNDS - 25.0%
54,893	Consumer Discretionary Select Sector SPDR Fund	3,328,162
78,021	First Trust Dow Jones Internet Index Fund *	4,195,189
8,484	iShares Nasdaq Biotechnology ETF	1,778,246
34,984	iShares North American Tech-Software ETF	2,668,580
41,937	iShares U.S. Broker-Dealers ETF	1,369,243
17,943	iShares U.S. Healthcare Providers ETF	1,565,527
37,750	PowerShares Dynamic Leisure & Entertainment Portfolio	1,187,615
51,416	Powershares Dynamic Media Portfolio	1,196,348
34,226	PowerShares QQQ Trust Series 1	2,698,720
65,591	SPDR S&P Regional Banking ETF	2,338,319
14,453	SPDR S&P Retail ETF	1,186,158
		23,512,107
	SMALL-CAP FUNDS - 20.2%
88,802	iShares MSCI EAFE Small-Cap ETF	4,305,121
85,256	iShares Russell 2000 Growth ETF	10,728,615
43,013	iShares Russell 2000 Value ETF	3,941,711
		18,975,447

	TOTAL EXCHANGE TRADED FUNDS ( Cost - $73,619,655)	77,093,162

	EXCHANGE TRADED NOTES - 8.1%
	VOLATILITY NOTE - 8.1%
196,258	iPath S&P 500 Dynamic VIX ETN *	7,616,773
	TOTAL EXCHANGE TRADED NOTES ( Cost - $9,243,347)	7,616,773

	SHORT-TERM INVESTMENTS - 10.3%
	MONEY MARKET FUND - 10.3%
9,720,927	Daily Income Fund - Money Market Portfolio, Fiduciary Class, 0.03%+	$ 9,720,927
	(Cost - $9,720,927)

	TOTAL INVESTMENTS - 100.3% ( Cost - $92,583,929) (a)	$ 94,430,862
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3) %	(281,947)
	NET ASSETS - 100.0%	$ 94,148,915

*Non-income producing.
+ Money market fund; interest rate reflects seven-day effective yield on September 30, 2013.
(a) Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is
$92,720,053 and differs from value by net unrealized appreciation/(depreciation) of securities as follows:
	Unrealized appreciation:	$ 4,189,281
	Unrealized depreciation:	(2,478,472)
	Net unrealized appreciation:	$ 1,710,809

The accompanying notes are an integral part of these financial statements.

Navigator Duration Neutral Bond Fund
PORTFOLIO OF INVESTMENTS
September 30, 2013

Principal
Amount		Value

	BONDS & NOTES - 29.9%
	MUNICIPAL BONDS - 29.9%
$ 1,000,000	Bureau County Illinois Township High School District No. 502, Series 2013A, 6.625%, 10/1/2043	$ 1,073,700
255,000	City of Chicago Illinois, Refunding Series B, 5.125%, 1/1/2022	272,491
750,000	Louisiana Offshore Terminal Authority Deepwater Port Revenue Series 2010B-1, 2.20%, 10/1/2040 (a)	750,000
	TOTAL BONDS & NOTES (Cost - $2,090,228)	2,096,191
Shares

	SHORT-TERM INVESTMENTS - 96.4%
	MONEY MARKET FUND - 96.4%
6,750,300	Fidelity Institutional Money Market Funds - Tax-Exempt Portfolio, Class I, 0.01%+	6,750,300
	(Cost - $6,750,300)

	TOTAL INVESTMENTS - 126.3% ( Cost - $8,840,528) (b)	$ 8,846,491
	LIABILITIES IN EXCESS OF OTHER ASSETS - (26.3) %	(1,844,168)
	NET ASSETS - 100.0%	$ 7,002,323

+ Money market fund; interest rate reflects seven-day effective yield on September 30, 2013.
(a) Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.
(b) Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is
$8,840,528 and differs from value by net unrealized appreciation/(depreciation) of securities as follows:
	Unrealized appreciation:	$ 6,653
	Unrealized depreciation:	(690)
	Net unrealized appreciation:	$ 5,963

Number of		Unrealized
Contracts		Depreciation
	FUTURES CONTRACTS
(4)	US 5-Year Treasury Note (CBT) , expiring December 2013	$ (953)
	(Underlying face amount at value $483,234)
(5)	US Long Bond, expiring December 2013	(1,563)
	(Underlying face amount at value $665,313)
	TOTAL FUTURES CONTRACTS	$ (2,516)

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2013
	Navigator Equity Hedged Fund	Navigator Duration Neutral Bond Fund

Assets:
Investments in Securities at Value (identified cost $92,583,929 and $8,840,528)	$ 94,430,862	$ 8,846,491
Deposit with Broker	-	249,967
Dividends and Interest Receivable	67,054	4,969
Receivable for Fund Shares Sold	8,504	-
Due from Investment Advisor	-	1,238
Prepaid Expenses and Other Assets	23,297	-
Total Assets	94,529,717	9,102,665

Liabilities:
Payable for Securities Purchased	-	2,095,187
Payable for Fund Shares Redeemed	272,969	-
Due to Broker - Variation Margin	-	2,516
Accrued Advisory Fees	71,351	-
Accrued Distribution Fees	2,930	-
Payable to Other Affiliates	11,052	1,348
Accrued Expenses and Other Liabilities	22,500	1,291
Total Liabilities	380,802	2,100,342

Net Assets	$ 94,148,915	$ 7,002,323

Composition of Net Assets:
At September 30, 2013, Net Assets consisted of:
Paid-in-Capital	$ 90,750,759	$ 7,000,300
Accumulated Net Investment Income (Loss)	-	(1,392)
Accumulated Net Realized Gain (Loss) From Security Transactions	1,551,223	(32)
Net Unrealized Appreciation on Investments and Futures Contracts	1,846,933	3,447
Net Assets	$ 94,148,915	$ 7,002,323

Net Asset Value Per Share
Class A Shares:
Net Assets	$ 3,419,656	$ 100
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	355,660	10
Net Asset Value (Net Assets ÷ Shares Outstanding) and Redemption Price Per Share	$ 9.61	$ 10.00
Maximum Offering Price Per Share (Maximum sales charge of 5.50% and 3.75%, respectively)	$ 10.17	$ 10.39

Class C Shares:
Net Assets	$ 2,608,042	$ 100
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	276,444	10
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$ 9.43	$ 10.00

Class I Shares:
Net Assets	$ 88,121,217	$ 7,002,123
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	9,133,177	700,010
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$ 9.65	$ 10.00

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF OPERATIONS
For the Year or Period Ended September 30, 2013
	For the	For the Period*
	Year Ended	Ended
	September 30, 2013	September 30, 2013
	Navigator Equity Hedged Fund	Navigator Duration Neutral Bond Fund*

Investment Income:
Dividend Income	$ 1,512,660	$ -
Interest Income	2,651	9
Total Investment Income	1,515,311	9

Expenses:
Investment Advisory Fees	775,804	1,061
Registration & Filing Fees	51,700	247
Transfer Agent Fees	74,357	329
Administration Fees	72,836	822
Distribution Fees:
Class C	30,981	-
Class A	9,293	-
Shareholder Servicing Fees	22,368	247
Chief Compliance Officer Fees	18,745	197
Printing Expense	18,114	165
Legal Fees	15,398	230
Audit Fees	14,846	-
Custody Fees	13,408	197
Trustees' Fees	8,295	123
Insurance Expense	4,148	41
Miscellaneous Expenses	8,916	41
Total Expenses	1,139,209	3,700
Plus (Less): Expense recaptured (waived/reimbursed) by the Advisor	42,983	(2,299)
Net Expenses	1,182,192	1,401
Net Investment Income (Loss)	333,119	(1,392)

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	3,082,165	-
Futures contracts	-	(32)
	3,082,165	(32)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	3,576,265	5,963
Futures contracts	-	(2,516)
	3,576,265	3,447

Net Realized and Unrealized Gain on Investments	6,658,430	3,415

Net Increase in Net Assets Resulting From Operations	$ 6,991,549	$ 2,023

* Commenced operations on September 23, 2013.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF CHANGES IN NET ASSETS

	Navigator Equity Hedged Fund
	For the Year	For the Year
	Ended	Ended
	September 30, 2013	September 30, 2012
Operations:
Net Investment Income	$ 333,119	$ 80,262
Net Realized Gain on Investments, Options Purchased and Options Written	3,082,165	462,520
Net Change in Unrealized Appreciation (Depreciation) on Investments and
Options Purchased	3,576,265	1,282,765
Net Increase in Net Assets Resulting From Operations	6,991,549	1,825,547

Distributions to Shareholders:
From net investment income:
Class A	(1,735)	(6,860)
Class I	(289,446)	(134,391)
Net decrease in net assets from distributions to shareholders	(291,181)	(141,251)

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class A	948,268	2,076,221
Class C	105,497	1,065,489
Class I	49,716,145	78,434,374
Distributions Reinvested:
Class A	1,431	6,029
Class I	283,165	48,687
Cost of Shares Redeemed:
Class A	(1,834,239)	(2,758,774)
Class C	(1,534,957)	(694,471)
Class I	(63,104,467)	(19,758,341)
Net increase (decrease) in net assets resulting from shares of beneficial interest	(15,419,157)	58,419,214

Increase (Decrease) in Net Assets	(8,718,789)	60,103,510

Net Assets:
Beginning of Year	102,867,704	42,764,194
End of Year (including accumulated net investment
income (loss) of $0 and $(21,478), respectively)	$ 94,148,915	$ 102,867,704

SHARE ACTIVITY
Class A:
Shares Sold	102,963	229,285
Shares Reinvested	162	688
Shares Redeemed	(199,788)	(310,845)
Net decrease in shares of beneficial interest outstanding	(96,663)	(80,872)

Class C:
Shares Sold	11,946	119,156
Shares Redeemed	(170,581)	(77,668)
Net increase (decrease) in shares of beneficial interest outstanding	(158,635)	41,488

Class I:
Shares Sold	5,411,885	8,657,040
Shares Reinvested	32,069	5,552
Shares Redeemed	(6,821,205)	(2,188,497)
Net increase (decrease) in shares of beneficial interest outstanding	(1,377,251)	6,474,095

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

Navigator Duration Neutral Bond Fund
For the Period*
Ended
September 30, 2013
Operations:
Net Investment Loss	$ (1,392)
Net Realized Loss on Futures Contracts	(32)
Net Change in Unrealized Appreciation on Investments and Futures Contracts	3,447
Net Increase in Net Assets Resulting From Operations	2,023

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class A	100
Class C	100
Class I	7,000,100
Net increase in net assets resulting from shares of beneficial interest	7,000,300

Increase in Net Assets	7,002,323

Net Assets:
Beginning of Period	-
End of Period (including accumulated net investment
loss of $1,392)	$ 7,002,323

SHARE ACTIVITY
Class A:
Shares Sold	10
Net increase in shares of beneficial interest outstanding	10

Class C:
Shares Sold	10
Net increase in shares of beneficial interest outstanding	10

Class I:
Shares Sold	700,010
Net increase in shares of beneficial interest outstanding	700,010

* Commenced operations on September 23, 2013.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Navigator Equity Hedged Fund						Navigator Duration Neutral Bond Fund
	Class A						Class A
	For the		For the		For the Period		For the Period
	Year Ended		Year Ended		December 28, 2010 * to		September 23, 2013* to
	September 30, 2013		September 30, 2012		September 30, 2011		September 30, 2013

Net Asset Value, Beginning of Period	$ 9.00		$ 8.60		$ 10.00		$ 10.00
From Operations:
Net investment income (loss) (a)	0.01		(0.00)	(g)	0.01		(0.00)	(g)
Net gain (loss) from securities
(both realized and unrealized)	0.60		0.41		(1.41)		(0.00)	(g)
Total from operations	0.61		0.41		(1.40)		(0.00)
Distributions to shareholders from:
net investment income	(0.00)	(g)	(0.01)		-		-
Total distributions	(0.00)		(0.01)		-		-

Net Asset Value, End of Period	$ 9.61		$ 9.00		$ 8.60		$ 10.00

Total Return (b)	6.83%		4.79%		-14.00%	(d)	0.00%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 3,420		$ 4,071		$ 4,587		$ 100	(i)
Ratio of expenses to average net assets,
before reimbursement	1.31%	(e)	1.37%	(e)	4.99%	(c)(e)	4.61%	(c)
net of reimbursement	1.35%	(e)(h)	1.35%	(e)	1.35%	(c)(e)	1.90%	(c)
Ratio of net investment income (loss) to average net assets	0.10%	(f)	(0.05)%	(f)	0.20%	(c)(f)	(1.90)%	(c)
Portfolio turnover rate	446%		486%		380%	(d)	0.00%	(d)

__________
* Commencement of operations.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).
(c) Annualized.
(d) Not annualized.
(e) Does not include the expenses of other investment companies in which the Fund invests.
(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(g) Per share amount represents less than $0.01 per share.
(h) Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.
(i) Amount is actual; not rounded.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Navigator Equity Hedged Fund						Navigator Duration Neutral Bond Fund
	Class C						Class C
	For the		For the		For the Period		For the Period
	Year Ended		Year Ended		December 28, 2010 * to		September 23, 2013* to
	September 30, 2013		September 30, 2012		September 30, 2011		September 30, 2013

Net Asset Value, Beginning of Period	$ 8.89		$ 8.55		$ 10.00		$ 10.00
From Operations:
Net investment loss (a)	(0.06)		(0.08)		(0.04)		(0.00)	(g)
Net gain (loss) from securities
(both realized and unrealized)	0.60		0.42		(1.41)		(0.00)	(g)
Total from operations	0.54		0.34		(1.45)		(0.00)

Net Asset Value, End of Period	$ 9.43		$ 8.89		$ 8.55		$ 10.00

Total Return (b)	6.07%		3.98%		-14.50%	(d)	0.00%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 2,608		$ 3,869		$ 3,367		$ 100	(i)
Ratio of expenses to average net assets,
before reimbursement	2.06%	(e)	2.12%	(e)	3.46%	(c)(e)	5.36%	(c)
net of reimbursement	2.10%	(e)(h)	2.10%	(e)	2.10%	(c)(e)	2.65%	(c)
Ratio of net investment loss to average net assets	(0.68)%	(f)	(0.87)%	(f)	(0.55)%	(c)(f)	(2.65)%	(c)
Portfolio turnover rate	446%		486%		380%	(d)	0.00%	(d)

__________
* Commencement of operations.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c) Annualized.
(d) Not annualized.
(e) Does not include the expenses of other investment companies in which the Fund invests.
(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(g) Per share amount represents less than $0.01 per share.
(h) Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.
(i) Amount is actual; not rounded.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Navigator Equity Hedged Fund						Navigator Duration Neutral Bond Fund
	Class I						Class I
	For the		For the		For the Period		For the Period
	Year Ended		Year Ended		December 28, 2010 * to		September 23, 2013* to
	September 30, 2013		September 30, 2012		September 30, 2011		September 30, 2013

Net Asset Value, Beginning of Period	$ 9.03		$ 8.62		$ 10.00		$ 10.00
From Operations:
Net investment income (loss) (a)	0.03		0.02		0.03		(0.00)	(g)
Net gain (loss) from securities
(both realized and unrealized)	0.62		0.41		(1.41)		(0.00)	(g)
Total from operations	0.65		0.43		(1.38)		(0.00)
Distributions to shareholders from:
net investment income	(0.03)		(0.02)		-		-
Total distributions	(0.03)		(0.02)		-		-

Net Asset Value, End of Period	$ 9.65		$ 9.03		$ 8.62		$ 10.00

Total Return (b)	7.19%		5.04%		-13.80%	(d)	0.00%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 88,121		$ 94,928		$ 34,810		$ 7,002
Ratio of expenses to average net assets,
before reimbursement	1.06%	(e)	1.11%	(e)	1.85%	(c)(e)	4.36%	(c)
net of reimbursement	1.10%	(e)(h)	1.10%	(e)	1.10%	(c)(e)	1.65%	(c)
Ratio of net investment income (loss) to average net assets	0.37%	(f)	0.17%	(f)	0.39%	(c)(f)	(1.64)%	(c)
Portfolio turnover rate	446%		486%		380%	(d)	0.00%	(d)

__________
* Commencement of operations.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c) Annualized.
(d) Not annualized.
(e) Does not include the expenses of other investment companies in which the Fund invests.
(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(g) Per share amount represents less than $0.01 per share.
(h) Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Navigator Funds

NOTES TO FINANCIAL STATEMENTS

September 30, 2013

1.

ORGANIZATION

Navigator Equity Hedged Fund (“Equity Fund”) and Navigator Duration Neutral Bond Fund (“Bond Fund” or collectively the “Funds”) are series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005.  The Equity Fund and Bond Fund are registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a diversified and non-diversified open-end management investment company, respectively.  The Funds offer three classes of shares designated as Class A, Class C and Class I.  Class A shares are offered at net asset value plus a maximum sales charge of 5.50% and 3.75% of the Equity Fund and Bond Fund, respectively. Class C and Class I shares are offered at net asset value.  Each class represents an interest in the same assets of the Funds and classes are identical except for differences in their sales charge structures, ongoing service and distribution charges.  The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.  The primary investment objective of the Equity Fund which commenced operations on December 28, 2010 is long-term capital appreciation.  The primary investment objective of the Bond Fund which commenced operations on September 23, 2013 is to maximize total return, which is comprised of income and capital appreciation, while hedging interest rate exposure.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.   Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.  Investments in open-end investment companies are valued at net asset value.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii)

Navigator Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of September 30, 2013 for the Funds’ assets and liabilities measured at fair value:

Navigator Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

Equity Fund

Assets**	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$ 77,093,162	$ -	$ -	$ 77,093,162
Exchange Traded Notes	7,616,773	-	-	$ 7,616,773
Short-Term Investments	9,720,927	-	-	$ 9,720,927
Total	$ 94,430,862	$ -	$ -	$ 94,430,862

Bond Fund

Assets**	Level 1	Level 2	Level 3	Total
Bonds & Notes	$ -	$ 2,096,191	$ -	$ 2,096,191
Purchased Put Options	-	-	-	$ -
Short-Term Investments	6,750,300	-	-	$ 6,750,300
Total	$ 6,750,300	$ 2,096,191	$ -	$ 8,846,491
Liabilities
Futures Contracts*	$ 2,516	$ -	$ -	$ 2,516

*Includes cumulative unrealized loss on futures contracts open at September 30, 2013.

The Funds did not hold any Level 3 securities during the period.

There were no transfers between Level 1, Level 2 and Level 3 during the current period presented.  It is the Funds’ policy to record transfers between fair value levels at the end of the reporting period.

**Refer to the Portfolio of Investments for industry classifications.

Valuation of Fund of Funds - The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”).  Underlying open-end funds are valued at their respective net asset values as reported by such investment companies.  The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share.  The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Futures – The Bond Fund is subject to interest rate risk in the normal course of pursuing its investment objective.  To manage interest rate risk, the Bond Fund may enter into futures contracts.  Upon entering into a futures contract with a broker, the Bond Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities which are classified as deposit with broker in the accompanying Statements of Assets and Liabilities.  Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account.  Periodically, the Bond Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account.  When a contract is closed, the Bond Fund recognizes a realized gain or loss.  Futures

Navigator Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.  With futures contracts, there is minimal counterparty credit risk to the Bond Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.  Futures contracts outstanding at period end are listed after the Bond Fund’s Portfolio of Investments.

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Bond Fund.  As of September 30, 2013, the amount of unrealized depreciation and realized loss on futures contracts subject to interest rate risk amounted to $2,516 and $32, respectively.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of their taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011-2012), or expected to be taken in the Funds’ 2013 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and Nebraska State.  The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Dividends from investment income are declared and paid annually for the Equity Fund and declared and paid quarterly for the Bond Fund, and are recorded on the ex-dividend date.  The Funds will declare and pay net realized capital gains, if any, annually.  The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification.  These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Clark Capital Management Group, Inc. serves as the Funds’ Investment Advisor (the “Advisor”).  The Advisor pays Main Point Advisors, Inc, the sub-advisor to the Bond Fund, a portion of its advisory fee.  The Funds have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services.  A Trustee and certain officers of the Funds are also officers of GFS and are not paid any fees directly by the Funds for serving in such capacities.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Funds, the Advisor under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and

Navigator Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

professional services provided by others. Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated daily and paid monthly at an annual rate of 0.75% of the average daily net assets of the Equity Fund and 1.25% of the average daily net assets of the Bond Fund.  For the period ended September 30, 2013, the Advisor earned advisory fees of $775,804 and $1,061 for the Equity Fund and Bond Fund, respectively.

The Advisor has contractually agreed to waive all or part of its management fees and/or make payments to limit the Funds’ expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in Underlying Funds, or extraordinary expenses such as litigation) at least until January 31, 2014 for the Equity Fund and January 30, 2015 for the Bond Fund, so that the total annual operating expenses of the Funds do not exceed 1.35% of the average daily net assets for Class A, 2.10% for Class C and 1.10% for Class I shares of the Equity Fund and 1.90% of the average daily net assets for Class A, 2.65% for Class C and 1.65% for Class I shares of the Bond Fund.   During the period ended September 30, 2013, the Advisor recaptured fees of $42,983 from the Equity Fund and waived/reimbursed fees of $2,299 on the Bond Fund.  Waivers and expense payments may be recouped by the Advisor from the Funds, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived.  As of September 30, 2013, $113,174 of fee waivers on the Equity Fund are subject to recapture by the Advisor, $105,442 of which may be recovered no later than September 30, 2014 and $7,732 which may be recovered no later than September 30, 2015 and $2,299 of fee waivers on the Bond Fund are subject to recapture by the Advisor, which may be recovered no later than September 30, 2016.

Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds.  GFS provides a Principal Executive Officer and a Principal Financial Officer to the Funds.

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Funds.

Amounts due to GFS for these various services as of September 30, 2013 are reported in the Statements of Assets and Liabilities as “Payable to other affiliates.”

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS. The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to pay for certain distribution activities and shareholder services.  Under the Plan, the Funds may pay 0.25% per year of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares for such distribution and shareholder service activities.  For the period ended September 30, 2013, the Equity Fund incurred distribution fees of $9,293 and $30,981 for Class A shares and Class C shares, respectively.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  For the period ended September 30, 2013, the Distributor received $6,127 in underwriting commissions for sales of Class A shares, of which $573 was retained by the principal underwriter or other affiliated broker-dealers.

During the year ended September 30, 2013, Grant Williams L.P. (“GWLP”), a registered broker/dealer and an affiliate of the Advisor, did not execute any trades on behalf of the Fund.

Navigator Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

4.

INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from the sale of securities, other than short-term securities and U.S. Government securities, for the period ended September 30, 2013, amounted to $400,737,352 and $410,583,457, respectively, for the Equity Fund, and $2,090,228 and $0, respectively, for the Bond Fund.

5.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the periods ended September 30, 2013 and September 30, 2012 was as follows:

As of September 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation/(depreciation) and accumulated net realized gain/(loss) from investments is primarily attributable to the tax deferral of losses on wash sales and the mark-to-market treatment on open futures contracts.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Bond Fund incurred and elected to defer such late year losses of $1,392.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Bond Fund incurred and elected to defer such capital losses of $2,548.

Permanent book and tax differences, primarily attributable to the reclass of ordinary income distributions, and adjustments for partnerships, resulted in reclassification for the period ended September 30, 2013 as follows:

Navigator Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

6.

NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in these ASUs require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASUs are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Funds’ financial statements.

7.

UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Bond Fund currently invests a portion of its assets in Fidelity Institutional Money Market Funds - Tax-Exempt Portfolio (the “Fidelity Fund”).  The Bond Fund may redeem its investment from the Fidelity Fund at any time if the Advisor determines that it is in the best interest of the Bond Fund and its shareholders to do so.

The performance of the Bond Fund may be directly affected by the performance of the Fidelity Fund.  The financial statements of the Fidelity Fund, including the portfolio of investments, can be found at www.fidelity.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Bond Fund’s financial statements.  As of September 30, 2013, the percentage of the Bond Fund’s net assets invested in the Fidelity Fund was 96.4%.

8.

PROXY VOTING

At a Special Meeting of Shareholders of the Trust, held at the offices of GFS, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Tuesday, September 10, 2013, Trust shareholders of record as of the close of business on July 22, 2013 voted to approve the following proposal:

Proposal 1: To elect Mark H. Taylor, John V. Palancia, Andrew Rogers, Mark D. Gersten, and Mark Garbin to the Board of Trustees of the Trust.

          Shares Voted

         Shares Voted Against

              In Favor

or Abstentions

Mark Garbin

  609,702,446

       7,380,704

Mark D. Gersten

  609,750,246

       7,332,904

John V. Palancia

  609,370,118

       7,713,033

Andrew Rogers

  609,691,730

       7,391,421

Mark H. Taylor

  608,885,975

       8,197,175

9.

CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act.  As of September 30, 2013,  Jonathan A. Fiebach and Catherine L. Fiebach, held approximately 100% of the voting securities of the Bond Fund.

10.

SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Navigator Equity Hedged Fund and

Navigator Duration Neutral Bond Fund and

Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities of Navigator Equity Hedged Fund, a series of shares of beneficial interest of Northern Lights Fund Trust, including the portfolio of investments, as of September 30, 2013, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the years in the two-year period then ended, and the financial highlights for the period December 28, 2010 (commencement of operations) through September 30, 2011. We have also audited the accompanying statement of assets and liabilities of Navigator Duration Neutral Bond Fund, a series of shares of beneficial interest in Northern Lights Fund Trust, including the portfolio of investments, as of September 30, 2013, and the related statements of operations and changes in net assets and the financial highlights for the period September 23, 2013 (commencement of operations) through September 30, 2013. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Navigator Equity Hedged Fund and Navigator Duration Neutral Bond Fund, as of September 30, 2013, the results of their operations, the changes in their net assets and their financial highlights for each of the years and periods presented in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

November 26, 2013

Navigator Funds

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2013

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl^ Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	100

AdvisorOne Funds (12 portfolios) (2004-2013); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (since 2010) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen^ Born in 1954	Trustee Since 2005	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	100	AdvisorOne Funds (12 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (2010-2011); Northern Lights Variable Trust (since 2006)
Mark H. Taylor^ Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	118

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	118	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	100	Schroder Global Series Trust and Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013)
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007); Managing Director and Head of Equity Derivatives -Americas, Rabobank International (2006-2007).	100	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Northern Lights Variable Trust (since 2013)

Navigator Funds

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

September 30, 2013

    Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola***^ Born in 1952	Trustee 2005-2013; Chairman of the Board 2005-2013	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003); Director of Constellation Trust Company (since 2004)	100	AdvisorOne Funds (12 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (2010-2013); Northern Lights Variable Trust (2006-2013)
Andrew Rogers 80 Arkay Drive**** Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).	100	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola was an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).  Mr. Miola resigned effective September 24, 2013.

****Andrew Rogers is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent).

^ These Trustees were named in the SEC order instituting settled administrative proceedings against Northern Lights Compliance Services, LLC, Gemini Fund Services, LLC and certain Trustees.  For more information, please see the “Legal Proceedings” in the Statement of Additional Information (“SAI”).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-766-2264.

9/30/13 – NLFT_v2

Navigator Funds

DISCLOSURE OF FUND EXPENSES (Unaudited)

September 30, 2013

As a shareholder of the Funds you incur two types of costs: (1) transaction costs (such as front-end loads and redemption fees) and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1 fees) fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes:  The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Navigator Equity Hedged Fund and Navigator Duration Neutral Bond Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as front-end sales charges (loads).  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
Class A	Funds Annualized Expense Ratio	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Expenses Paid During Period*	Ending Account Value 9/30/13	Expenses Paid During Period*
Navigator Equity Hedged Fund	1.35%	$1,000.00	$1,037.80	$6.90	$1,018.30	$6.83
Navigator Duration Neutral Bond Fund	1.90%	$1,000.00	$1,000.00	0.36**	$1,015.54	$9.60

Class C
Navigator Equity Hedged Fund	2.10%	$1,000.00	$1,034.00	$10.71	$1,014.54	$10.61
Navigator Duration Neutral Bond Fund	2.65%	$1,000.00	$1,000.00	0.51**	$1,011.78	$13.36

Class I
Navigator Equity Hedged Fund	1.10%	$1,000.00	$1,039.90	$5.63	$1,019.55	$5.57
Navigator Duration Neutral Bond Fund	1.65%	$1,000.00	$1,000.00	$0.32**	$1,016.80	$8.34

* Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the six-month period ended September 30, 2013 (183) divided by the number of days in the fiscal year (365).

** Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the period ended September 30, 2013 (7) divided by the number of days in the fiscal year (365).

ADDITIONAL INFORMATION (Unaudited)(Continued)

Approval of Advisory Agreement – Navigator Duration Neutral Bond Fund*

Navigator Duration Neutral Bond Fund (Adviser – Clark Capital Management Group, Inc.)*

In connection with the regular meetings held on May 21-22, 2013 and June 19-20, 2013 the Board of Trustees (the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Clark Capital Management Group, Inc. (“Clark”) and the Trust, with respect to Navigator Duration Neutral Bond Fund  (the “Fund”). The Trustees also discussed the approval of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between Clark and Main Point Advis o rs, Inc. (“Main Point”), with respect to the Fund.  In considering the approval of the Advisory Agreement and Sub-Advisory Agreement, the Trustees received materials specifically relating to the Advisory and Sub-Advisory Agreements.

Counsel assisted the Trustees throughout the Advisory and Sub-Advisory Agreements review process.  The Trustees relied upon the advice of Counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory and Sub-Advisory Agreements and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory and Sub-Advisory Agreements.  The Trustees relied upon and confirmed their deliberations from the May meeting in their review of Clark as an adviser and Main Point as sub-adviser to Navigator Duration Neutral Bond Fund.

Nature, Extent and Quality of Service.  The Trustees noted Clark’s long history as an investment adviser, having registered in 1986, and further noted it manages approximately $2.3 billion in assets for high net worth individuals, trust, endowments, employee benefit plans, and corporations.  The Trustees reviewed the background information provided on the key personnel that will be responsible for managing the Fund and were satisfied with their years of experience in creating, implementing and managing mutual funds, and viewed their overall experience as a positive.  They considered Clark’s role, relative to that of the sub-adviser, noting it will manage and supervise Main Point, and will be responsible for the mutual fund oversight, daily trade activity and assisting the sub-adviser with all other compliance items related to 1940 Act regulations, investment limitations and adherence to the Fund’s prospectus.  The Trustees discussed a 2010-2011 SEC compliance examination of Clark, and were satisfied with the enhancements Clark made to its compliance policies and procedures.  The Trustees recognized that the sub-advisor’s chief-investment officer’s successful past and reputation managing hedge funds along with Clark’s experience in operating and managing mutual funds, when combined, has the potential to provide high quality service to the Fund and meet the expectations of the Trustees.

Performance.   The Trustees determined the Fund presents a relatively new strategy and noted the relevance of the performance information provided is not optimal.  They considered that Clark had acknowledged that the strategy related to the performance information provided in both Clark’s and Main Point’s 15(c) material, is not sufficiently similar to be informative relative to the Fund, but noted it was provided to show Clark’s confidence in the portfolio manager and his understanding of the market place and sophisticated techniques required to generate successful returns.  After discussion, the Trustees concluded they have a reasonable expectation that Clark will be able to provide returns in line with the Fund’s objectives.

ADDITIONAL INFORMATION (Unaudited)(Continued)

Approval of Advisory Agreement – Navigator Duration Neutral Bond Fund*

Fees and Expenses.  The Trustees noted Clark proposed to charge 1.25% advisory fee with 0.625% to be paid to the sub-adviser.  They compared the proposed fee to that of the Morningstar Non-Traditional Bond Category and the Fund’s peer group noting the proposed fee is higher than the average of both benchmarks, 0.78% and 0.85%, respectively, but not the highest within the two benchmarks.  They noted the Fund’s estimated expense ratio, 1.90%, was also higher than the average net expense ratio of its peer group, 1.20%, and Morningstar Category, 1.37%.  With respect to the peer group, the Trustees noted the peer group provided was quite small due to the unique and complex nature of the strategy.  The Trustees concluded, notwithstanding the dissimilarities and limitations of the peer group, the Fund provides a sophisticated hedge fund like strategy not otherwise available in the market place and, therefore, the value shareholders may realize from this hedge fund type strategy could reasonably demand a premium fee.

Economies of Scale.  The Trustees noted Clark has an expense cap in place which provides shareholders an immediate benefit from limited exposure to higher expenses.  They further noted Clark has agreed to discuss breakpoints once the Fund reaches $250 million.  The Trustees concluded that discussions of breakpoints at higher asset levels were appropriate and agreed to revisit the issue as the Fund’s asset levels grow.

Profitability.  The Trustees reviewed Clark’s profitability analysis and noted modest estimated profits in actual dollars and as a percentage of revenue for the Fund’s first year.  The Trustees concluded that profits would not be unreasonable.

Conclusion.  Having requested and received such information from Clark as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure is reasonable and that approval of the Advisory Agreement is in the best interests of the future shareholders of the Navigator Duration Neutral Bond Fund.

Main Point Advisors, Inc. – Sub-Adviser to Navigator Duration

Nature, Extent and Quality of Service.  The Trustees revisited their discussion regarding the nature, extent and quality of services to be provided under the Advisory Agreement with Clark noting Main Point was established by Clark as an affiliated advisory firm specifically intended to provide sub-advisory services to the Fund.  They noted Clark’s representation that this relationship was established to secure the services of the portfolio manager, who has an extensive background and reputation in fixed income trading, having managed two hedge funds that had at its peak approximately $700 million in assets.  The Trustees discussed that Clark and the portfolio manager each have a 50% ownership interest in Main Point and the portfolio manager will serve as Co-CEO/CIO along with a representative of Clark.  The Trustees noted Main Point will provide research, security selection, trade execution, compliance and marketing such that The portfolio manager can utilize his reputation and relationships to the benefit of the Fund.  They considered Main Point will provide continuous monitoring of the tax adjusted riskless rates as well as the spreads, and will provide compliance monitoring to investment limitations, prospectus and 1940 Act regulations.  As with the Advisory Agreement between the Trust and Clark, in a unique arrangement, the Trustees recognize that Main Point’s CIO’s successful past and reputation managing hedge funds along with Clark’s experience in operating and managing mutual funds, that when combined has the potential to provide high quality service to the Fund and meet the expectations of the Trustees.

ADDITIONAL INFORMATION (Unaudited)(Continued)

Approval of Advisory Agreement – Navigator Duration Neutral Bond Fund*

Performance.  The Trustees again noted the relevance of the performance information provided is not optimal, taking into consideration Clark’s acknowledgement that the strategy related to the performance information provided is not sufficiently similar to be informative relative to the Fund, but noted it was provided to show Clark’s confidence in Main Point’s portfolio manager and The portfolio manager’s understanding of the market place and sophisticated techniques required to generate successful returns.  After discussion, the Trustees concluded they have a reasonable expectation that Main Point will be able to provide returns in line with the Fund’s objectives.

Fees and Expenses.  The Trustees noted Main Point would receive a fee of 0.625%, one half of the total advisory fee, for its services to the Fund.  After discussion, the Trustees concluded the fee is reasonable based on the depth of the experience of the portfolio manager and the “joint venture” approach brought to the Fund which benefits shareholders by combining the resources of both firms.

Economies of Scale.  The Trustees considered whether there will be economies of scale with respect to the management of the Fund.  The Trustees agreed that this was an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.  After discussion, it was the consensus of the Trustees that the lack of breakpoints was acceptable.

Profitability.  The Trustees reviewed Main Point’s profitability analysis and noted modest estimated profits in actual dollars and as a percentage of revenue for the Fund’s first year.  The Trustees concluded that profits would not be unreasonable.

Conclusion.  Having requested and received such information from Main Point as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the sub-advisory fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the future shareholders of the Navigator Duration Neutral Bond Fund.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.

Investment Adviser

Clark Capital Management Group, Inc.

1650 Market Street, 53rd Floor

Philadelphia, PA 19103

Administrator

Gemini Fund Services, LLC

80 Arkay Drive

Hauppauge, NY 11788

__________________________________________________________________________________________________________

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities during the most recent 12-month period ending June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-877-766-2264 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-877-766-2264.

Investor Information: 1-877-766-2264

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii

  The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Taylor and Mr. Gersten are independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 - $ 13,000

2012 - $ 13,000

(b)

Audit-Related Fees

2013 - None

2012 - None

(c)

Tax Fees

2013 – $ 2,000

2012 – $ 2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 - None

2012 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013

2012

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $ 2,000

2012 - $ 2,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

12/9/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

12/9/13

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

12/9/13